SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)     September 30, 2003
                                                     --------------------

                                 Unitrin, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
-------------------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


One East Wacker Drive, Chicago, Illinois                           60601
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


       0-18298                                       95-4255452
-------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                                (312) 661-4600
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

         (c)      Exhibits

         Exhibit No.    Exhibit

         99.1           Unitrin, Inc. news release dated September 30, 2003.


Item 9. Regulation FD Disclosure

         On Tuesday, September 30, 2003, Unitrin, Inc. issued a news release, a copy of which is furnished herewith as Exhibit 99.1.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Unitrin, Inc.


Date:  September 30, 2003                      /s/ Scott Renwick
                                               -----------------------------
                                               Scott Renwick
                                               Senior Vice President